Bank Loans	12 Months Ended
Dec. 31, 2022
Secured Debt [Abstract]
BANK LOANS

11. BANK LOANS

The Group’s borrowings consisted of the following:

	As of December 31,
	2021	2022	2022
	RMB	RMB	US$
Secured short-term bank loans	260,980	567,802	82,324
Secured long-term bank loans	5,216,005	7,803,723	1,131,433
	5,476,985	8,371,525	1,213,757

The Group entered into loan agreements with various financial institutions for data center project development and working capital purpose with terms ranging from 1 to 7 years.

As of December 31, 2022, the Group had total financing credit facilities of RMB6,414,365, US$590,000 and MYR248,000 from various financial institutions, of which the unused amount was RMB1,724,952, US$ nil and MYR nil, respectively.

As of December 31, 2022, certain bank borrowings denominated in RMB are secured by certain subsidiaries’ restricted cash, accounts receivable, property and equipment and land use rights with net value of RMB59,257, RMB1,556,076,RMB3,792,335, and RMB77,767, respectively. One loan facility amounted to US$90,000 is guaranteed by standby letters of credit of US$112,500. Others are guaranteed by designated subsidiaries of the Group or secured by property, assets, deposits and shares of designated subsidiaries.

The weighted average interest rate on short-term bank loans as of December 31, 2021 and 2022 was 6.82% and 9.41%, respectively. The weighted average interest rate on long-term bank loans as of December 31, 2021 and 2022 was 7.13% and 6.64%, respectively. Management assessed that there was no breach of loan covenants for all its bank borrowings as of December 31, 2021 and 2022, respectively.

As of December 31, 2022, the loan principal will be due according to the following schedule:

	RMB	US$
2023	1,213,901	175,999
2024	946,980	137,299
2025	4,344,298	629,864
2026	907,031	131,507
2027 and thereafter	1,079,442	156,504
	8,491,652	1,231,173